EXHIBIT 99.1
FOR IMMEDIATE RELEASE

Contact:	Deric Eubanks	Laken Avonne Rapier	Joseph Calabrese
	Chief Financial Officer	Media Contact	Financial Relations Board
	(972) 490-9600	LRapier@ashfordinc.com	(212) 827-3772

ASHFORD HOSPITALITY TRUST ANNOUNCES PRELIMINARY FOURTH QUARTER 2024 RESULTS
DALLAS – January 13, 2025 – Ashford Hospitality Trust, Inc. (NYSE: AHT) (“Ashford Trust” or the “Company”) reported today that the Company expects to report Occupancy of approximately 66% for the fourth quarter of 2024 with Average Daily Rate of approximately $190 resulting in RevPAR of approximately $126. This Comparable RevPAR reflects an approximate increase of 3.0% compared to the fourth quarter of 2023.
Additionally, for the month of October 2024, Comparable RevPAR increased approximately 4.5% versus October 2023. For the month of November 2024, Comparable RevPAR increased approximately 0.4% versus November 2023. For the month of December 2024, Comparable RevPAR increased approximately 3.8% versus December 2023.
“We are very pleased with our RevPAR performance in the fourth quarter,” said Stephen Zsigray, President and Chief Executive Officer of Ashford Trust. “With strong corporate and group demand, our high-quality, geographically diverse portfolio continues to deliver exceptional results. Our heightened focus on growing ancillary revenue streams under our recently announced GRO AHT initiative is already yielding impressive results, with total hotel revenue increasing approximately 4.4% in the fourth quarter and 6.9% in the month of December. As we continue to execute against our GRO AHT strategy and as we approach the repayment of our corporate strategic financing, we’re excited to begin the next chapter for Ashford Trust.”

Further, as previously announced, the Company will close its offering of Series J and Series K non-traded preferred stock on March 31, 2025. Since launching the offering in 2022, the Company raised approximately $185 million of gross proceeds from the sale of its Series J and Series K non-traded preferred stock. Through December 31, 2024, the Company has 6,799,638 shares of its Series J non-traded preferred stock outstanding and 601,175 shares of its Series K non-traded preferred stock outstanding.
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About Ashford Hospitality Trust
Ashford Hospitality Trust is a real estate investment trust (REIT) focused on investing predominantly in upper upscale, full-service hotels.
Forward Looking Statements
Certain statements and assumptions in this press release contain, are based upon or could be considered “forward-looking” and subject to certain risks and uncertainties that could cause results to differ materially from those projected. These forward-looking statements and assumptions are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about our business and investment strategy, our future plans, our understanding of our competition, current market trends and opportunities, projected operating results and projected capital expenditures. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “target,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Trust’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation, the Risk Factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2023; our business and investment strategy, including our GRO AHT strategy; anticipated or expected purchases, sales or dispositions of assets; our projected operating results; completion of any pending transactions; our plan to pay off our strategic financing; our ability to restructure existing property-level indebtedness; our ability to secure additional financing to enable us to operate our business; our understanding of our competition; projected capital expenditures; and the impact of technology on our operations and business. These and other risk factors are more fully discussed in our filings with the Securities and Exchange Commission.
The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider these risks when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.
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